STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 30 day of July, 1999 (the "Closing Date") by and among Interiors, Inc., a Delaware corporation ("Interiors"), Barry R. Jackson, an individual (the "Shareholders' Representative"), U.S. Bank Trust, a national association (the "Escrow Agent"), and the entities listed on Schedule A annexed hereto (collectively referred to as the "Buyers").

                                    RECITALS

      A. The former shareholders (the "Former Shareholders") of Troy Lighting, Inc. ("Troy") received 650,000 shares of Interiors Class A Common Stock (the "Shares") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated July 2, 1998 by and among Troy Acquisition Corp., Interiors and Troy, and the Former Shareholders.

      B. The Escrow Agent is the record owner of the Shares which are held in an escrow account (the "Escrow Account") pursuant to the terms of that certain Escrow Agreement dated July 2, 1998 by and among Interiors, the Escrow Agent and the Shareholders' Representative (the "Escrow Agreement").

      C. The beneficial owners of the Shares are the Former Shareholders, and the Shareholders' Representative is authorized to act on behalf of the Former Shareholders in all matters relating to the administration of the Escrow Account and the Shares.

      D. The Former Shareholders, the Shareholders' Representative and Interiors desire to authorize the Escrow Agent to sell the Shares to Buyers upon the terms and subject to the conditions set forth herein.

      E. Buyers desire to purchase from the Former Shareholders, and the Escrow Agent, acting pursuant to the authority of the Shareholders' Representative and Interiors, desires to sell, the Shares to Buyers upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

      1. Purchase and Sale of Shares. For a purchase price of One Million Dollars ($1,000,000) (the "Purchase Price") and subject to the execution of a First Amendment to the Escrow Agreement (including all Exhibits annexed thereto) substantially in the form of Annex A attached hereto (the "Amended Escrow Agreement"), and the terms set forth herein, the Shareholders' Representative, on behalf of the Former Shareholders, agrees to sell the Shares to the Buyers and the Buyers agree to purchase and accept the Shares from the Shareholders' Representative for the Purchase Price. Upon the execution of this Agreement, if required by the Escrow Agent, the Shareholders' Representative shall deliver to Escrow Agent duly endorsed stock powers with a signature guarantee acceptable to Escrow Agent permitting transfer of the Shares to the Buyers. Buyers shall, upon the execution of this Agreement, pay to the Escrow Agent, for the benefit of the Former Shareholders, the Purchase Price via wire transfer of immediately available funds to the Escrow Account.

      2. Escrow. On the Closing Date, the Shareholders' Representative, Escrow Agent, Buyers and Interiors shall execute, in four counterparts, each of which shall be deemed an original, the Amended Escrow Agreement.

      3. Authorization by Interiors and Shareholders' Representative. Each of Interiors and the Shareholders' Representative hereby authorize the sale of the Shares by the Escrow Agent to the Buyers upon the terms and subject to the conditions set forth in this Agreement.

      4. Representations and Warranties of the Shareholders' Representative. The Shareholders' Representative hereby represents and warrants to the Buyers, Interiors and the Escrow Agent as follows, to the best knowledge of the Shareholders' Representative:

            a. The Shares are beneficially owned by the Former Shareholders. The Former Shareholders are the only beneficial owners of the Shares. The Shares are subject to no lien, pledge or encumbrance.

            b. Upon delivery of the Shares and payment of the consideration therefor pursuant to this Agreement, title to the Shares, free and clear of all liens, encumbrances and pledges, will pass to Buyers.

            c. The Shareholders' Representative has the full right, power and authority to enter into this Agreement, to consummate the transactions contemplated hereby on his own behalf and on behalf of the Former Shareholders and to perform his obligations under the Agreement.

            d. The Shareholders' Representative has duly executed and delivered this Agreement, which is a legal, valid and binding obligation of the Shareholders' Representative and the Former Shareholders, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance of this Agreement by the Shareholders' Representative do not require the consent or approval of any other person, entity or governmental agency. The Shareholders' Representative has taken all necessary action or otherwise as is required by such party to enter into this Agreement and comply with the terms herein.

            e. The execution, delivery and performance of this Agreement by the Shareholders' Representative will not conflict with or result in a violation of any term or provision of, or constitute a default under (with or without the passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination of nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Shareholders' Representative or the Former Shareholders are a party or by which the Shareholders' Representative or the Former Shareholders are bound or affected.

            f. Shareholders' Representative, to the best knowledge of the Shareholders' Representative, and each of the Former Shareholders represent that each is not an affiliate, as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"), of Interiors and has been the beneficial owner of the Shares for a period of at least one year from the date each acquired them from Interiors.

            g. Pursuant to the Amended Escrow Agreement the Former Shareholders are not obligated to return the Shares to Interiors.

            h. There are no pending claims or claims which have been resolved and not paid against the escrow account as per the terms of the Merger Agreement.

            i. The Former Shareholders and the Shareholders' Representative are each sophisticated individuals capable of evaluating the terms hereunder.

      5. Representations and Warranties of the Escrow Agent. The Escrow Agent hereby represents and warrants to Buyers, Interiors and the Shareholders' Representative as follows:

            a. The Escrow Agent has full right, power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement.

            b. The execution and delivery by the Escrow Agent of this Agreement, and the consummation by the Escrow Agent of the transactions contemplated hereby, have been duly authorized by all necessary action by the Escrow Agent.

            c. Escrow Agent is the sole record and legal owner of the Shares.

            d. Escrow Agent has no lien, pledge or encumbrance against the Shares.

            e. Upon delivery of the Shares and payment of the consideration therefor pursuant to this Agreement, good and marketable title to the Shares, free and clear of all liens, pledges or encumbrances (other than any lien, pledge or encumbrance created by parties to this Agreement other than Escrow Agent), will pass to Buyers.

            f. Escrow Agent has duly executed and delivered this Agreement, which is a legal, valid and binding obligation of Escrow Agent, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance of this Agreement by the Escrow Agent do not require the consent or approval of any other person, entity or governmental agency. Escrow Agent has taken all necessary action or otherwise as is required by Escrow Agent to enter into this Agreement and comply with the terms herein.

            g. The execution, delivery and performance of this Agreement by the Escrow Agent will not (i) conflict with or result in a violation of any term or provision of or constitute a default under (with or without the passage of time or both), or otherwise give any person a basis for accelerated or increased rights or termination of nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Escrow Agent is bound or affected, (ii) result in the violation of any of the provisions of the articles or certificate of incorporation or bylaws of the Escrow Agent, (iii) result in the creation or imposition of any lien upon any property or asset of the Escrow Agent or (iv) otherwise adversely affect the contractual or other legal rights or privileges of the Escrow Agent.

            h. Escrow Agent represents that it is not an affiliate, as that term is defined in Rule 144 of the Securities Act, of Interiors and has been the legal owner of the Shares for a period of at least one year from the date it acquired them from Interiors.

            i. There are no pending claims or claims which have been resolved and not paid against the escrow account as per the terms of the Merger Agreement.

      6. Representations and Warranties of Buyers. Buyers hereby represent and warrant to the Shareholders' Representative, Interiors and the Escrow Agent as follows:

            a. Buyers have the full right, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform their obligations under this Agreement.

            b. The execution and delivery by Buyers of this Agreement, and the consummation by Buyers of the transactions contemplated hereby, have been duly authorized by all necessary action by Buyers.

            c. This Agreement, upon its execution and delivery by Buyers (assuming the due authorization, execution and delivery hereof by the other parties hereto), will constitute the legal, valid and binding obligation of Buyers enforceable against Buyers in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            d. The execution, delivery and performance of this Agreement by the Buyers will not (i) conflict with or result in a violation of any term or provision of, or constitute a default under (with or without the passage of time, or both), or otherwise give any person a basis for accelerated or increased rights of termination of nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Buyers are a party or by which the Buyers are bound or affected, (ii) result in the violation of the provisions of the articles or certificate of incorporation or bylaws of Buyers, (iii) result in the creation or imposition of any lien upon any property or asset of Buyers or
(iv) otherwise adversely affect the contractual or other legal rights or privileges of Buyers.

            e. Without limiting any Buyers right to transfer the Shares in compliance with federal and state securities laws, the Shares will be acquired by Buyers for investment for an indefinite period of time for its own account, not as a nominee or agent for any other person and not with a view to the sale or distribution of all or any part thereof, and Buyers have no present intention of selling, granting any participation in, or otherwise distributing, any or all of the Shares. Buyers do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person with respect to any or all of the Shares. The entire legal and beneficial interest of the Shares is being purchased by Buyers for, and will be held for, their account and neither in whole nor in part for any other person.

            f. Buyers understand that the Shares are not being registered under the Securities Act, nor registered under any state's securities laws, and that the Shares must be held indefinitely unless a subsequent disposition thereof either is registered under the Securities Act and applicable state securities laws, or is exempt from such registration. Buyers understand that there is no assurance that such an exemption from registration will ever be available or that Buyers will ever be able to sell any or all of the Shares.

            g. Buyers are able to fend for themselves in the transactions contemplated by this Agreement relating to its purchase of the Shares, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of their investment in Interiors, have the ability to bear the economic risks of their investment for an indefinite period of time and have been furnished with and have had access to such information as Buyers deem necessary and appropriate to enable Buyers to evaluate the financial risk inherent in making an investment in the Shares together with such additional information as is necessary to verify the accuracy of the information supplied. Each of the Buyers is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act.

            h. Buyers understand that their purchase of the Shares will be a speculative investment and represents that they are able, without impairing their financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

            i. Buyers understand that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act and that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the securities of Interiors, (ii) adequate information concerning Interiors is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with.

            j. Buyers represent and warrant that: (i) the terms of the purchase of the Shares were negotiated by the Buyers exclusively with Interiors, (ii) neither the Shareholders' Representative nor the Former Shareholders in any manner participated in said negotiations or solicited the purchase of the Shares, and (iii) except for the matters specifically set forth in this Stock Purchase Agreement, neither the Shareholders' Representative nor the Former Shareholders made any representations or provided the Buyers with any information regarding Interiors or the Shares.

      7. Representations and Warranties of Interiors. Interiors hereby represents and warrants to Buyers, the Escrow Agent and the Shareholders' Representative as follows:

            a. Interiors has full right, power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement.

            b. The execution and delivery by Interiors of this Agreement, and the consummation by Interiors of the transactions contemplated hereby, have been duly authorized by all necessary action by Interiors.

            c. This Agreement, upon its execution and delivery by Interiors (assuming the due authorization, execution and delivery hereof by the other parties hereto), will constitute the legal, valid and binding obligation of Interiors enforceable against Interiors in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            d. The execution, delivery and performance of this Agreement by Interiors will not (i) conflict with or result in a violation of any term or provision of or constitute a default under (without or without the passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination of nonperformance under any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which Interiors is a party or by which Interiors is bound or affected, (ii) result in the violation of the provisions of the certificate of incorporation or bylaws of Interiors, (iii) result in the creation or imposition of any lien upon any property or asset of Interiors or (iv) otherwise adversely affect the contractual or other legal rights of Interiors.

            e. Interiors Class A Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least 90 days immediately preceding the date hereof and has filed all the reports required to be filed thereunder during the 12 months preceding the date hereof (or for such shorter period that the issuer was required to file such reports); or has securities registered pursuant to the Securities Act, has been subject to the reporting requirements of Section 15(d) of the Exchange Act of 1934 for a period of at least 90 days immediately preceding the date hereof and has filed all the reports required to be filed thereunder during the 12 months preceding the date hereof (or for such shorter period that the issuer was required to file such reports). Interiors will use its best efforts to comply with all provisions of Rule 144 of the Securities Act for so long as Buyers owns the Shares.

            f. Interiors agrees that it shall take all action necessary to have the Shares transferred into the name of the Buyers, including but not limited to, instructing its transfer agent to transfer the Shares to the Buyers and providing an opinion of counsel if one is requested by the Buyers and/or Interiors' transfer agent.

            g. The Shares are owned of record by the Escrow Agent and beneficially by the Former Shareholders.

            h. Upon delivery of the Shares and payment of the consideration therefor pursuant to this Agreement good and marketable title to the Shares, free and clear of all liens, encumbrances and pledges (other than liens, encumbrances or pledges created by Buyers), will pass to Buyers.

            i. There are no pending claims or claims which have been resolved and not paid against the escrow account as per the terms of the Merger Agreement.

      8. Miscellaneous.

            a. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (and not the laws of conflicts) of the State of California.

            b. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

            c. Indemnification Among Shareholders' Representative and Buyers. The Shareholders' Representative covenants and agrees to defend, indemnify and hold harmless Buyers and each person who controls Buyers within the meaning of the Securities Act from and against any damages (including reasonable legal fees and costs of investigation) arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Former Shareholders in this Agreement or in any writing delivered pursuant to this Agreement, or (ii) the failure of the Former Shareholders to perform or observe fully any covenant, agreement or provision to be performed or observed by the Former Shareholders pursuant to this Agreement. Buyers covenant and agree to defend, indemnify and hold harmless the Shareholders' Representative from and against any damages (including reasonable legal fees and costs of investigation) arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Buyers in this Agreement or in any writing delivered pursuant to this Agreement; or (ii) the failure by Buyers to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

            d. Indemnification Among Escrow Agent and Buyers. The Escrow Agent covenants and agrees to defend, indemnify and hold harmless Buyers and each person who controls Buyers within the meaning of the Securities Act from and against any damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by the Escrow Agent in this Agreement or in any writing delivered pursuant to this Agreement, or (ii) the failure of the Escrow Agent to perform or observe fully any covenant, agreement or provision to be performed or observed by the Escrow Agent pursuant to this Agreement. Buyers covenant and agree to defend, indemnify and hold harmless the Escrow Agent from and against any damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Buyers in this Agreement or in any writing delivered pursuant to this Agreement; or (ii) the failure by Buyers to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

            e. Indemnification Among Buyers and Interiors. Interiors covenants and agrees to defend, indemnify and hold harmless Buyers and each person who controls Buyers within the meaning of the Securities Act from and against any damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Interiors in this Agreement or in any writing delivered pursuant to this Agreement, or (ii) the failure of Interiors to perform or observe fully any covenant, agreement or provision to be performed or observed by Interiors pursuant to this Agreement. Buyers covenants and agrees to defend, indemnify and hold harmless Interiors and each person who controls Interiors within the meaning of the Securities Act from and against any damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Buyers in this Agreement or in any writing delivered pursuant to this Agreement, or
(ii) the failure by Buyers to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

            f. Amendments; Waivers. This Agreement may be amended and the terms or covenants of this Agreement may be waived, only by a written instrument executed by all of the parties to this Agreement or, in the case of a waiver, by the party waiving compliance. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

            g. Notice. All notices and other communications which are required or permitted hereunder or in connection with this Agreement shall be in writing and shall be deemed to be sufficiently given (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested), postage prepaid, upon the earlier of actual delivery or upon three days after being mailed, and (c) if delivered by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

                  As to the Shareholders' Representative:

                  Barry R. Jackson
                  23 West Street
                  P.O. Box 129
                  Annapolis, Maryland 21401
                  Facsimile: (410) 268-3963

                  With a copy to:

                  Gerald M. Penner, Esq.
                  Katten Muchin & Zavis
                  525 West Monroe Street, Suite 1600
                  Chicago, Illinois 60661
                  Facsimile: (312) 902-1061

                  As to Buyers at their respective addresses set forth on Schedule A:

                  With a copy to:

                  The Goldstein Law Group, P.C.
                  65 Broadway, Tenth Floor
                  New York, New York 10006
                  Facsimile: (212) 809-4228

                  As to Interiors:

                  Interiors, Inc.
                  320 Washington Street
                  Mount Vernon, New York 10553-1017
                  Attention: Max Munn

                  With a copy to:

                  DeAnne H. Ozaki, Esq.
                  Paul, Hastings, Janofsky & Walker LLP
                  555 South Flower Street
                  Twenty-Third Floor
                  Los Angeles, California 90071
                  Facsimile: (213) 627-0705

                  As to Escrow Agent:

                  U.S. Bank Trust, N.A.
                  Global Escrow Depository Services
                  550 South Hope Street, Suite 500
                  Los Angeles, California 90071
                  Attention: Ms. Andrea Freeman
                  Facsimile: (213) 533-8736

      Either party hereto may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

            h. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            i. Survival. The representations and agreements of the parties set forth in Sections 3, 4, 5 and 6 of this Agreement shall survive any expiration or termination of this Agreement.

            j. Attorneys' Fees. If any party to this Agreement seeks to enforce its rights under this Agreement, the prevailing party shall be entitled to recover reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

            k. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, heirs and assigns; provided, however, that no party may assign either this Agreement or any of its rights, interests or obligations hereunder in whole or in part without the prior written consent of the other parties hereto, and any such transfer or assignment without said consent shall be void, ab initio. Subject to the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns.

            l. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable legal requirements, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the execution of this Agreement any further action is necessary or desirable to carry out the purposes of this Agreement, the Former Shareholders or the proper officers or directors of Interiors or Buyers, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

            m. Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original.

            n. Reliance. It is agreed and understood that each party is entering into this Agreement based upon, and is relying upon, the representations and warranties of all other parties to this Agreement.

            o. Actions of Shareholders' Representative. All actions, decisions and instructions of the Shareholders' Representative shall be final, conclusive and binding upon the Former Shareholders.

      IN WITNESS WHEREOF, the parties to this Agreement have executed or caused to be executed this Agreement as of the date first above written.

                                        SHAREHOLDERS' REPRESENTATIVE:

                                        /s/ Barry Jackson
                                        -----------------
                                        Barry R. Jackson


                                        ESCROW AGENT:
                                        U.S. Bank Trust,
                                        a national association

                                        By: /s/ illegible
                                            -------------
                                            An Authorized officer


                                        BUYERS:
                                        DOMINION CAPITAL FUND, LTD.

                                        By: /s/ illegible
                                            -------------
                                            An Authorized officer


                                        DOMINION INVESTMENT FUND, LLC

                                        By: /s/ illegible
                                            -------------
                                            An Authorized officer


                                        SOVEREIGN PARTNERS LP

                                        By: /s/ illegible
                                            -------------
                                            An Authorized officer


                                        INTERIORS:
                                        Interiors, Inc.,
                                        a Delaware corporation

                                        By: /s/ Max Munn
                                            -------------
                                            An Authorized officer

                                   SCHEDULE A

1.    DOMINION CAPITAL FUND, LTD.
      c/o Citco Fund Services
      Bahamas Financial Center, 3rd Floor
      Shirley & Charlotte Streets
      CB 13136
      Nassau, Bahamas
      Telephone: (242) 356-5928
      Facsimile: (242) 356-0223
      Investment Amount: $400,000 (260,000 shares)

2.    DOMINION INVESTMENT FUND, LLC
      c/o Citco Fund Services
      Bahamas Financial Center, 3rd Floor
      Shirley & Charlotte Streets
      CB 13136
      Nassau, Bahamas
      Telephone: (242) 356-5928
      Facsimile: (242) 356-0223
      Investment Amount: $100,000 (65,000 shares)

3.    SOVEREIGN PARTNERS LP
      90 Grove Street, Suite #01
      Ridgefield, CT 06877
      Telephone: (203) 431-8300
      Facsimile: (203) 431-8301
      Investment Amount: $500,000 (325,000 shares)